Exhibit 99.2

              The following presentation was made at the Farmers &
               Merchants Bancorp Annual Meeting of Shareholders on
                                 April 21, 2003.


                                     WELCOME

                           Farmers & Merchants Bancorp
                           2003 Shareholders' Meeting



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                                 President & CEO
                                 Kent Steinwert

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                             About This Presentation

This presentation may contain various forward-looking statements that are based upon current expectations and are subject to risk and uncertainties. Members of the audience are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. The Company undertakes no obligation to update any forward-looking statements to reflect events or circumstances arising after the date on which they are made.


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                               Board of Directors

                       Chairman of the Board, Ole Mettler

                    Bud Adams               Harry Schumacher
                    Ralph Burlington        Kevin Sanguinetti
                    Edward Corum, Jr        Kent Steinwert
                    Bob Hunnell             Kelly Suess
                    Ernie Podesta           Carl Wishek


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                                 Management Team

                                 Kent Steinwert,
                             President & CEO (1997)

                                 Rick Erichson,
                       EVP & Senior Credit Officer (1998)

                                 Debbie Hodkin,
                        EVP & Chief Admin Officer (2000)

                                  Chris Nelson,
                     EVP & Director of Retail Banking (2001)

                                 Lamoin Schulz,
                    SVP & Director of Human Resources (1988)

                                  Steve Haley,
                      EVP & Chief Financial Officer (2003)


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                               Board of Directors
                              Appointed Inspectors


                        o Bill Bruneel Senior Inspector
                        o Susan Clark Inspector
                        o Bill Russell Inspector
                        o Jean Moersch Alternate - Inspector


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                              Shareholder Accounts

                                   1,232 Total

                               49 New Shareholders



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                                     Please

                               Turn In Your Proxy



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                                 President & CEO
                                 Kent Steinwert

                       Debbie Hodkin, Corporate Secretary

                             Reading of the Minutes
                           2002 Shareholders' Meeting


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                                   Ole Mettler
                              Chairman of the Board

               Welcome to the 87th Annual Meeting of Shareholders


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Kent Steinwert,  President & CEO of Farmers & Merchants  Bancorp  presented the following information at the Annual Meeting of Shareholders as a means to illustrate Building Strategic Advantage and Generating Superior Results. The first three tables were presented in graphical format and the last two tables were in tabular format.

Farmers & Merchants Bancorp
---------------------------------------------------- ------------ ------------- ----------- ------------ --------------
Selected Financial Data                        1997         1998          1999        2000         2001           2002
------------------------------------- -------------- ------------ ------------- ----------- ------------ --------------
($ in thousands)

 Net Income                                 $ 4,011      $ 8,060       $ 9,216     $11,020      $12,317       $ 13,419

 Total Assets                               663,316      758,799       819,881     905,551      970,883      1,021,907

 Total Deposits                             582,033      627,387       685,143     764,678      819,711        850,225

 Total Loans                                271,606      329,178       413,409     497,397      602,169        696,675

 Reserve for Loan Loss                        7,188        8,589         9,787      11,876       12,709         16,684

  Non-Performing Loans                        5,504        4,624         2,511       1,495        2,409          2,907

  Other Real Estate Owned                     2,231          636           204          88            0              0

 Shareholders' Equity                        74,823       79,405        80,201      90,883      100,736        103,565




                         Farmers & Merchants Bancorp
                       Cash Dividends Declared by Year

         1978        $    523,000                    1990           1,814,000
         1979             574,000                    1991           1,925,000
         1980             616,000                    1992           2,067,000
         1981             681,000                    1993           2,219,000
         1982             758,000                    1994           2,354,000
         1983             928,000                    1995           2,497,000
         1984           1,005,000                    1996           2,706,000
         1985           1,105,000                    1997           2,931,000
         1986           1,248,000                    1998           3,135,000
         1987           1,366,000                    1999           3,345,000
         1988           1,472,000                    2000           3,709,000
         1989           1,688,000                    2001           4,056,000
                                                     2002           4,544,000


       Farmers & Merchants Bancorp Quarter End Charts
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       ($ in thousands)                      March 2002            March 2003
       ------------------------------------------------- ---------------------

           Net Income                           $ 3,062              $  3,401

           Total Deposits                       786,779               849,988

           Loans                                590,322               688,802

           Total Shareholders' Equity            99,074               106,206



Farmers & Merchants Bancorp
Selected Financial Data                              1997          1998          1999          2000          2001          2002
($ in thousands, except per share data)
Total Non-Interest Income ($)                       5,112         5,819         5,658         6,648         8,374        13,866
Net Income ($)                                      4,011         8,060         9,216        11,020        12,317        13,419
Earnings per Share ($)                               5.24         10.53         12.08         14.54         16.31         18.18
Return on Average Assets (%)                         0.63          1.17          1.19          1.29          1.35          1.41
Return on Average Equity (%)                         5.43         10.31         10.95         12.38         13.14         13.51
 (Net of accumulated other comprehensive income)
Efficiency Ratio (%)                                69.74         65.92         63.06         57.37         56.53         53.40
Total Cash Dividends ($)                            2,931         3,135         3,345         3,709         4,056         4,544



Competitive Analysis
Financial Data as of  December 31, 2002
($ in thousands)

                                              F & M       Bank of       Union        River      Bank of     Central       Delta
                                               Bank       Stockton       Safe         City       Lodi       Sierra       National

Net Income                                  $ 13,560     $ 14,835     $ 11,319     $  6,717    $  1,650      $  957      $  1,162
Return on Assets                                1.43%        1.22%        1.12%        1.08%       0.70%       0.70%         0.87%
Return on Equity                               14.05%       11.81%       12.97%       12.67%       8.46%       9.19%         8.11%
Efficiency Ratio                               52.64%       66.82%       69.23%       69.98%      83.04%      73.80%        74.33%
Cash Dividends                              $  4,544     $  4,429     $  3,130     $     -     $     -       $  389      $    874
Occupancy to Average Assets                     0.42%        0.81%        0.47%        0.52%       0.87%       0.33%         0.54%
Bauer's Star Rating                                5            4            4            4           4           4             3


Note:  The information presented in the above table is "Bank Only".


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                 Farmers & Merchants Bancorp 2003 Stock Dividend

        o 2003 Stock Dividend to be Paid by Holding Company
        o 5% Stock Dividend Approved by the Directors on April 11, 2003
        o Payable May 14, 2003 to Shareholders of Record as of April 15, 2003
        o Cash Dividend of $12.50 Paid for Odd Lot Shares



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                           Farmers & Merchants Bancorp

                               2003 STOCK DIVIDEND

                   29th Consecutive Year of a Stock Dividend!!





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                           Farmers & Merchants Bancorp
                           Total Market Capitalization


              1997                                        2003
         $72.5  Million                             $192.4  Million

                                 A 165% Increase


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                                Proxy Proposal 1
                              Election of Directors

        Stewart Adams, Jr.                                   1997
        Ralph Burlington                                     1968
        Edward (Butch) Corum, Jr.                            2003
        Robert Hunnell                                       1970
        Ole Mettler                                          1973
        James (Ernie) Podesta                                1980
        Harry Schumacher                                     1997
        Kevin Sanguinetti                                    2001
        Kent Steinwert                                       1998
        Calvin (Kelly) Suess                                 1990
        Carl Wishek, Jr.                                     1988



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                                Proxy Proposal 2
                            Ratification of Auditors

                  Ratification of Independent Public Accountant
                           PricewaterhouseCoopers LLP
                             Our Auditors Since 2000


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                           Farmers & Merchants Bancorp

                                 We Welcome Your
                           General Questions/Comments



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                             A Heartfelt "THANK YOU"
          To All Who Helped Make the 2003 Shareholder Meeting a Success


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                           Thank You for Attending the
                           2003 Shareholders' Meeting

                        Please Join Us For The Reception